PROPERTY, PLANT, AND EQUIPMENT	9 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT, AND EQUIPMENT

NOTE 5 – PROPERTY, PLANT, AND EQUIPMENT

	(Audited) As of December 31, 2023 ($)	(Audited) As of March 31, 2023 ($)	(Unaudited) As of December 31, 2022 ($)
Computer & Software & Accessories	38,037	38,037	36,882
Electrical Fittings	5,883	5,883	5,883
Furniture & Fittings	27,047	27,047	27,047
Office Equipment	6,890	6,890	6,890
Plant & Machinery	72,590	52,963	45,680
Vehicle	5,678	5,678	5,678
Total Gross Value	156,125	136,498	128,060
Less: Accumulated depreciation	(95,941)	(81,302)	(76,975)
Total Property, plant and equipment, net	60,184	55,196	51,085

The depreciation expense in December 31, 2023 and Fiscal 2023, amounted to approximately $15 thousand and $25 thousand, respectively. The net increase in total Property, Plant & Equipment is primarily due to investment in new plant & machinery which is off set by depreciation and foreign exchange translations.